The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 1999


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.



Bond Market Overview
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present this Bond Market Overview for the semi-annual report for the First Investors Tax Exempt Funds for the six month period ended June 30, 1999. The period under review was characterized by a strong U.S. economy, rising interest rates and a climbing stock market.

The U.S. economy, now in its ninth year of expansion, continued its remarkable performance. Economic growth in the first quarter of 1999 was strong, with the Gross Domestic Product (GDP) growing by 4.3% on an annualized basis. The momentum continued into the second quarter, with growth of 2.3% on an annualized basis. Although the economy continued to expand, inflation stayed under control. As of June 30, the rate of inflation for the previous 12 months was 2% as measured by the Consumer Price Index (CPI). The unemployment rate remained near its lowest level in 30 years at 4.3%. Rising personal income, high consumer confidence, wealth from stock market gains and home price appreciation combined to power economic growth.

During the first half of 1999, interest rates moved sharply higher, causing bond prices to decline. The 30-year U.S. Treasury rate rose from 5.10% on December 31 to 5.96% on June 30. The bellwether rate reached a high of 6.16% in June. This rising interest rate environment was driven by a number of factors, including the improvement of economies around the globe. With foreign economies and markets recovering from last year's financial markets crisis, the "flight to safety" which had benefited U.S. Treasuries reversed, as investors returned to riskier asset classes.

As well, the Federal Reserve became concerned that the continued strength of the U.S. economy, particularly when combined with tight labor markets, would lead to inflation. In an effort to preempt inflation, the Fed raised the Federal Funds rate 25 basis points (.25%) to 5% on June 30. This tightening of monetary policy was a partial unwinding of last Fall's 75 basis point (.75%) decrease in the Federal Funds rate. Although the Fed has currently adopted a neutral stance toward interest rates, it remains alert to developments that may require further rate increases.

Among bond sectors, the high yield bond market provided the highest total returns over the past six months, as companies benefited from the strong economy and healthy earnings. The mortgage-backed bond market was the second best performing bond sector as higher rates substantially reduced prepayment risk. Treasury securities and investment grade corporate bonds had the lowest total returns among bond sectors, in large part due to heavy issuance of U.S. agency and corporate debt. Lastly, in June long-term municipal bond yields rose to their highest level in over 18 months.

Going forward, we anticipate that the bond market will remain stable, at best, for the next three to six months. The domestic economy remains strong, although inflation is not yet apparent. The Fed should remain vigilant in its mission to keep inflation under control. To this end, one or two additional interest rate hikes over the next six months are possible. The bond markets can potentially perform better in the next six to nine months if the economy slows, inflation remains low and the Fed is satisfied with the economic outlook.

Thank you for your continued confidence in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 30, 1999



Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 1999
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
                                                                                              Invested
                                                                                              For Each
Principal                                                                                   $10,000 of
   Amount    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS--90.6%
             Aerospace/Defense--1.7%
$    500M    Moog, Inc., 10%, 2006                                       $    518,750        $     170
-------------------------------------------------------------------------------------------------------
             Apparel/Textiles--1.6%
     500M    Polymer Group, Inc., 9%, 2007                                    481,250              158
-------------------------------------------------------------------------------------------------------
             Automotive--5.5%
     700M    Cambridge Industries, Inc., 10 1/4%, 2007                        570,500              187
     500M    Collins & Aikman Products Co., 11 1/2%, 2006                     506,250              166
     600M    Exide Corp., 10%, 2005                                           604,500              198
-------------------------------------------------------------------------------------------------------
                                                                            1,681,250              551
-------------------------------------------------------------------------------------------------------
             Building Materials--1.6%
     500M    Falcon Building Products Corp., 9 1/2%, 2007                     476,250              156
-------------------------------------------------------------------------------------------------------
             Chemicals--2.8%
     800M    Huntsman Polymers Corp., 11 3/4%, 2004                           852,000              279
-------------------------------------------------------------------------------------------------------
             Consumer Products--3.8%
     700M    AKI Inc., 10 1/2%, 2008                                          679,000              222
     455M    Hines Horticulture, Inc., 11 3/4%, 2005                          480,025              157
-------------------------------------------------------------------------------------------------------
                                                                            1,159,025              379
-------------------------------------------------------------------------------------------------------
             Containers/Packaging--3.0%
     400M    Tekni-Plex, Inc., 9 1/4%, 2008                                   392,000              128
     500M    U.S. Can Corp., 10 1/8%, 2006                                    525,000              172
-------------------------------------------------------------------------------------------------------
                                                                              917,000              300
-------------------------------------------------------------------------------------------------------
             Durable Goods Manufacturing--1.6%
     500M    Columbus McKinnon Corp., 8 1/2%, 2008                            487,500              160
-------------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--1.6%
     500M    Canandaigua Brands, Inc., 8 1/2%, 2009                           483,750              158
-------------------------------------------------------------------------------------------------------
             Energy--1.6%
     500M    Stone Energy Corp., 8 3/4%, 2007                                 491,875              161
-------------------------------------------------------------------------------------------------------
             Entertainment/Leisure--6.4%
     460M    Carmike Cinemas, Inc., 9 3/8%, 2009+                             451,375              148
     500M    Loews Cineplex Entertainment Corporation, 8 7/8%, 2008           483,125              158
     600M    Outboard Marine Corp., 10 3/4%, 2008                             411,000              134
   1,000M    PX Escrow Corp., 0%-9 5/8%, 2006                                 612,500              200
-------------------------------------------------------------------------------------------------------
                                                                            1,958,000              640
-------------------------------------------------------------------------------------------------------
             Gaming/Lodging--2.7%
     400M    Hollywood Park, Inc., 9 1/4%, 2007                               394,000              129
     450M    Isle of Capri Casinos, 8 3/4%, 2009+                             424,125              139
-------------------------------------------------------------------------------------------------------
                                                                              818,125              268
-------------------------------------------------------------------------------------------------------
             Healthcare--3.9%
     300M    Integrated Health Services, Inc., 9 1/2%, 2007                   217,125               71
     500M    Leiner Health Products, Inc., 9 5/8%, 2007                       482,500              158
     500M    Tenet Healthcare Corp., 8 5/8%, 2007                             490,000              160
-------------------------------------------------------------------------------------------------------
                                                                            1,189,625              389
-------------------------------------------------------------------------------------------------------
             Household Products--1.6%
     500M    Chattem, Inc.,  8 7/8%, 2008                                     482,500              158
-------------------------------------------------------------------------------------------------------
             Machinery/Diversified-1.3%
     500M    Numatics, Inc., 9 5/8%, 2008                                     407,500              133
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--10.6%
     500M    Allbritton Communications Corp., 9 3/4%, 2007                    508,750              166
     350M    American Telecasting Inc., 14 1/2%, 2004                         369,250              121
     300M    Grupo Televisa SA, 11 7/8%, 2006                                 309,375              101
     500M    Mediacom LLC/Capital Corp., 8 1/2%, 2008                         472,500              155
     550M    Rogers Communications, Inc., 9 1/8%, 2006                        562,375              184
     500M    Sinclair Broadcasting Group, Inc., 9%, 2007                      496,250              162
     500M    Star Choice Communications, Inc., 13%, 2005                      522,500              171
-------------------------------------------------------------------------------------------------------
                                                                            3,241,000            1,060
-------------------------------------------------------------------------------------------------------
             Media (Other)--1.5%
     500M    Garden State Newspapers, Inc., 8 5/8%, 2011+                     473,750              155
-------------------------------------------------------------------------------------------------------
             Mining/Metals--6.3%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                       597,750              196
     800M    CSN Iron, SA, 9 1/8%, 2007+                                      612,000              200
     700M    Euramax International PLC, 11 1/4%, 2006                         714,000              234
-------------------------------------------------------------------------------------------------------
                                                                            1,923,750              630
-------------------------------------------------------------------------------------------------------
             Miscellaneous-7.0%
     500M    Iron Mountain, Inc., 10 1/8%, 2006                               525,000              172
     600M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                  576,000              188
     600M    Loomis Fargo & Co., 10%, 2004                                    594,000              194
     400M    Pierce Leahy Corp., 11 1/8%, 2006                                436,000              143
-------------------------------------------------------------------------------------------------------
                                                                            2,131,000              697
-------------------------------------------------------------------------------------------------------
             Paper/Forest Products--5.0%
     500M    Container Corp., 11 1/4%, 2004                                   522,500              171
     700M    Fonda Group, Inc., 9 1/2%, 2007                                  612,500              200
     400M    Packaging Corporation of America, 9 5/8%, 2009+                  408,000              133
-------------------------------------------------------------------------------------------------------
                                                                            1,543,000              504
-------------------------------------------------------------------------------------------------------
             Real Estate/Construction--.8%
     600M    Cathay International Ltd., 13%, 2008+                            234,000               77
-------------------------------------------------------------------------------------------------------
             Telecommunications--16.9%
     500M    21st Century Telecom Group, Inc., 0%-12 1/4%, 2008               216,250               71
     700M    Facilicom International, Inc., 10 1/2%, 2008                     546,000              179
     600M    ICG Services, Inc., 0%-10%, 2008                                 367,500              120
     800M    McCaw International, Ltd., 0%-13%, 2007                          496,000              162
     700M    McLeodUSA, Inc., 9 1/4%, 2007                                    690,375              226
     750M    Netia Holdings BV, 0%-11 1/4%, 2007                              470,625              154
     400M    NEXTLINK Communications, Inc., 9%, 2008                          377,500              123
     800M    Powertel, Inc., 0%-12%, 2006                                     644,000              211
     700M    Qwest Communications International, Inc., 0%-9.47%, 2007         540,750              177
     800M    RCN Corp., 0%-11%, 2008                                          498,000              163
     500M    Viatel, Inc., 0%-12 1/2%, 2008                                   321,250              105
-------------------------------------------------------------------------------------------------------
                                                                            5,168,250            1,691
-------------------------------------------------------------------------------------------------------
             Transportation--1.8%
     600M    Eletson Holdings, Inc., 9 1/4%,  2003                            566,250              185
-------------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $29,923,518)             27,685,400            9,059
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                                Amount
Principal                                                                                     Invested
   Amount,                                                                                    For Each
Shares or                                                                                   $10,000 of
 Warrants    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--1.7%
             Media (Cable TV/Broadcasting)--.7%
   1,300    *Echostar Communications Corp.,--Class "A"                        199,469               65
-------------------------------------------------------------------------------------------------------
             Media (Other)--.6%
   1,500    *Affiliated Newspaper Investments, Inc.--Class "B"                187,500               62
-------------------------------------------------------------------------------------------------------
             Telecommunications--.4%
   2,037    *Viatel, Inc.                                                     114,327               37
-------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $276,388)                     501,296              164
-------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.6%
             Durable Goods Manufacturing
     230     Day International Group, Inc., 12 1/4% (cost $0)                 190,325               62
-------------------------------------------------------------------------------------------------------
             WARRANTS--.1%
             Media (Cable TV/Broadcasting)--.1%
  11,580    *Star Choice Communications, Inc. (expiring 12/15/05)+             30,397               10
-------------------------------------------------------------------------------------------------------
             Telecommunications--.0%
   1,100    *McCaw International, Ltd. (expiring 4/15/07)+                      2,750
-------------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $0)                                 33,147               11
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--3.5%
$ 1,000M     United States Treasury Notes, 7%, 2006 (cost $1,087,969)       1,059,688              347
-------------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--2.9%
    250M     Eastman Kodak Co., 5.1%, 7/8/99                                  249,752               82
    400M     Eastman Kodak Co., 5.28%, 7/9/99                                 399,531              131
    250M     Ford Motor Credit Co., 5.23% 7/9/99                              249,709               81
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $32,186,867)          99.4%               30,368,848            9,937
Other Assets, Less Liabilities                           .6                   192,954               63
-------------------------------------------------------------------------------------------------------
Net Assets                                            100.0%             $ 30,561,802        $  10,000
-------------------------------------------------------------------------------------------------------

+ See Note 5

* Non-income producing

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 1999
-------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $32,186,867) (Note 1A)                                  $ 30,368,848
Cash                                                                                                              320,441
Interest receivable                                                                                               707,909
Other assets                                                                                                        4,373
                                                                                                             ------------
Total Assets                                                                                                   31,401,571

Liabilities
Dividend payable                                                                           $ 786,121
Payable for shares redeemed                                                                   20,074
Accrued advisory fee                                                                          20,860
Accrued expenses                                                                              12,714
                                                                                         -----------

Total Liabilities                                                                                                 839,769
                                                                                                             ------------

Net Assets                                                                                                   $ 30,561,802
                                                                                                             ============

Net Assets Consist of:
Capital paid in                                                                                              $ 35,440,695
Undistributed net investment income                                                                               581,789
Accumulated net realized loss on investment transactions                                                       (3,642,663)
Net unrealized depreciation in value of investments                                                            (1,818,019)
                                                                                                             ------------
Total                                                                                                        $ 30,561,802
                                                                                                             ============

Net Asset Value, Offering Price and Redemption Price Per Share
($30,561,802 divided by 2,621,703 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                                       $      11.66
                                                                                                             ============

See notes to financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 1999
-----------------------------------------------------------------------------------------

Investment Income

Income:
  Interest                                                     $   1,560,746
  Dividends                                                           21,589
                                                               -------------

Total income                                                                         $   1,582,335

Expenses (Notes 1 and 4):
  Advisory fee                                                       118,187
  Professional fees                                                    5,584
  Custodian fees                                                       1,874
  Other expenses                                                       2,612
                                                               -------------
Total expenses                                                       128,257
Less: Custodian fees paid indirectly                                    (760)
                                                               -------------
Net expenses                                                                               127,497
                                                                                     -------------
Net investment income                                                                    1,454,838

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized loss on investments                                     (79,388)
Net unrealized depreciation of investments                          (340,710)
                                                               -------------
Net loss on investments                                                                   (420,098)
                                                                                     -------------
Net Increase in Net Assets Resulting from Operations                                 $   1,034,740
                                                                                     =============

See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
---------------------------------------------------------------------------------------------------
                                                                Six Months Ended         Year Ended
                                                                   June 30, 1999  December 31, 1998
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $   1,454,838      $   3,029,373
Net realized gain (loss) on investments                                  (79,388)           857,581
Net unrealized depreciation of investments                              (340,710)        (3,371,027)
                                                                   -------------      -------------

Net increase in net assets resulting from operations                   1,034,740            515,927
                                                                   -------------      -------------

Dividends to Shareholders
Net investment income                                                 (1,578,444)        (3,269,565)
                                                                   -------------      -------------

Capital Share Transactions (a)
Proceeds from shares sold                                                177,115            240,123
Reinvestment of dividends                                                792,323          3,269,565
Cost of shares redeemed                                               (2,123,588)        (4,577,922)
                                                                   -------------      -------------

Net decrease in net assets resulting from share transactions          (1,154,150)        (1,068,234)
                                                                   -------------      -------------

Net decrease in net assets                                            (1,697,854)        (3,821,872)
                                                                   -------------      -------------
Net Assets
Beginning of period                                                   32,259,656         36,081,528
                                                                   -------------      -------------
End of period (including undistributed net investment income of
  $581,789 and $705,395, respectively)                             $  30,561,802      $  32,259,656
                                                                   =============      =============
(a) Capital Shares Issued and Redeemed
    Sold                                                                  14,899             18,737
    Issued for dividends reinvested                                       66,636            265,057
    Redeemed                                                            (179,351)          (364,362)
                                                                   -------------      -------------
Net decrease in capital shares                                           (97,816)           (80,568)
                                                                   =============      =============

See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market
(including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.
At December 31, 1998, the Fund had capital loss carryovers of $3,563,275, of which $3,021,871 expires in 1999, $287,903 in 2003 and $253,501 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the six months ended June 30, 1999, the Fund's custodian has provided credits in the amount of $760 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions -- For the six months ended June 30, 1999, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $5,800,119 and $5,433,098, respectively.

At June 30, 1999, the cost of investments for federal income tax purposes was $32,186,867. Accumulated net unrealized depreciation on investments was $1,818,019, consisting of $682,409 gross unrealized appreciation and $2,500,428 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 1999, total directors fees accrued by the Fund amounted to $1,500.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 1999, the Fund held eight 144A securities with an aggregate value of $2,636,397 representing 8.6% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 1999 and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1999 and the year ended December 31, 1998, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 1999, and the results of its operations, changes in its net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker
Philadelphia, Pennsylvania
July 30, 1999



Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                       ---------------------------------------------------------
                                                                          Year Ended December 31
                                             1/1/99    ---------------------------------------------------------
                                         to 6/30/99       1998        1997        1996        1995        1994
                                          ---------    ---------    --------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Period        $11.86       $12.89      $12.75      $12.23      $11.03      $12.18
                                          ---------    ---------    --------    --------    --------    --------

Income from Investment Operations
 Net investment income                        0.56         1.12        1.11        1.17        1.20        1.09
 Net realized and unrealized
  gain (loss) on investments                 (0.16)        (.95)        .23         .37        1.02       (1.22)
                                          ---------    ---------    --------    --------    --------    --------

   Total from Investment Operations            .40          .17        1.34        1.54        2.22        (.13)
                                          ---------    ---------    --------    --------    --------    --------

Less Distributions from
 Net Investment Income                         .60         1.20        1.20        1.02        1.02        1.02
                                          ---------    ---------    --------    --------    --------    --------

Net Asset Value, End of Period              $11.66       $11.86      $12.89      $12.75      $12.23      $11.03
                                          =========    =========    ========    ========    ========    ========

Total Return(%)+                              3.39         1.29       10.94       13.10       20.76       (1.00)
----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period
  (in thousands)                           $30,562      $32,260     $36,082     $36,948     $38,037     $36,725

Ratio to Average Net Assets:(%)
 Expenses                                      .81(a)       .89         .86         .86         .88         .87
 Net investment income                        9.24(a)      8.93        8.60        9.31       10.17        9.38

Portfolio Turnover Rate(%)                      18           65          53          29          45          54

+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

(a) Annualized

See notes for financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.


Directors
---------------------------------------

James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
---------------------------------------

Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.